UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under to § 240.14a-12

Elutia Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! ELUTIA INC. 12510 PROSPERITY DRIVE, SUITE 370 SILVER SPRING, MD 20904 ELUTIA INC. 2024 Annual Meeting Vote by June 5, 2024 11:59 PM, Eastern Time You invested in ELUTIA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 6, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 6, 2024 1:00 PM, Eastern Time 12510 Prosperity Drive, Suite 370 Silver Spring, Maryland 20904 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For directions to the Annual Meeting, please contact Investor Relations at 240-247-1147 or ir@elutia.com. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V40723-P10638

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V40724-P10638 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote these shares. This is only an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com 1. Election of Class I Directors For Nominees: 01) Maybelle Jordan 02) W. Matthew Zuga 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024. For NOTE: Such other business as may properly come before the meeting or any adjournment, continuation or postponement thereof.